SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K/A

                                AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 14, 1997


              WNC HOUSING  TAX  CREDIT  FUND V,  L.P.,  SERIES 4
             (Exact name of registrant as specified in its charter)


      California                            0-21897           33-0707612
(State or other jurisdiction            (Commission        (IRS Employer
    of incorporation)                   File Number)        Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (714) 662-5565



                                      N/A
          Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         WNC Housing Tax Credit Fund V, L.P., Series 4 ("SERIES 4") has acquired a Local Limited Partnership Interest in D. Hilltop Apartments, Ltd., a Texas limited partnership ("HILLTOP" or the "Local Limited Partnership"). HILLTOP owns The Hilltop Apartments (the "Apartment Complex") in Palestine, Texas.

         The following tables contain information concerning the Apartment Complex and the Local Limited Partnership identified herein:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          LOCAL
                                                                                                          LIMITED        YEAR
                                     ESTIMATED                                                PERMANENT   PARTNERSHIP'S  CREDITS
            PROJECT                  CONSTRUC-    ESTIMATED                                   MORTGAGE    ANTICIPATED    TO BE
LOCAL       NAME AND                 TION         DEVELOPMENT COST   NUMBER OF     BASIC      LOAN        AGGREGATE      FIRST
LIMITED     NUMBER OF   LOCATION OF  COMPLETION   (INCLUDING         APARTMENT     MONTHLY    PRINCIPAL   TAX CREDITS    AVAIL-
PARTNERSHIP BUILDINGS   PROPERTY     DATE         LAND COST)         UNITS         RENTS      AMOUNT      (1)            ABLE

-----------------------------------------------------------------------------------------------------------------------------------
HILLTOP      The         Palestine    December     $596,919           8  1BR units  $262       $473,450     $221,880      1997
             Hilltop     (Anderson    1996                            16 2BR units  $320       RD(3)
             Apartments  County),
                         Texas
             4 buildings
             (2)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Low Income Housing Credits are available over a 10-year period. For the year in which the credit first becomes available, SERIES 4 will receive only that percentage of the annual credit which corresponds to the number of months during which SERIES 4 was a limited partner of the Local Limited Partnership, and during which the Apartment Complex was completed and in service.

(2)  Rehabilitation property.

(3) RD provides mortgage loans under the RD Section 515 Mortgage Loan Program. This mortgage loan will be a 50-year loan and will bear annual interest at a market rate prior to reduction of the interest rate by a mortgage interest subsidy to an annual rate of 1%, with principal and interest payable monthly based on a 50-year amortization schedule.

         Palestine (population 18,100) is in eastern Texas at the intersection of U. S. Highways 287, 79 and 84, approximately 100 miles southeast of Dallas. The major employers for Palestine residents are Texas Department of Corrections, Memorial Hospital and Murray Corp (air conditioning compressors).

------------------------------------------------------------------------------------------------------------------------

                                                                               SHARING                      ESTIMATED
                                                                               RATIOS:         SERIES       ACQUISITION
                                                                               ALLOCATIONS     4's          FEES PAYABLE
                                                                  SHARING      (4) AND         CAPITAL      TO FUND
LOCAL           LOCAL                                             RATIOS:      SALE OR         CONTRIBUTION MANAGER
LIMITED         GENERAL            PROPERTY        DEVELOPMENT    CASH FLOW    REFINANCING     (6)
PARTNERSHIP     PARTNER            MANAGER (1)     FEE (2         (3)          PROCEEDS (5)
-------------------------------------------------------------------------------------------------------------------------
HILLTOP         Donald W. Sowell   Wilmic          $72,330        WNC:1st      99/1            $120,814     $12,100
                                   Ventures, Inc.                 $400         50/50
                                                                  LGP:2nd
                                                                  $800
                                                                  The
                                                                  balance:
                                                                  99/1
-------------------------------------------------------------------------------------------------------------------------


(1) The maximum annual management fee payable to the property manager generally is determined pursuant to lender regulations. The Local General Partner is authorized to employ either itself or one of its affiliates, or a third party, as property manager for leasing and management of the Apartment Complex so long as the fee therefor does not exceed the amount authorized and approved by the lender for the Apartment Complex.

(2) The Local Limited Partnership will pay its Local General Partner a development fee in the amount set forth, for services incident to the development and construction of the Apartment Complex, which services include: negotiating the financing commitments for the Apartment Complex; securing necessary approvals and permits for the development and construction of the Apartment Complex; and obtaining allocations of Low Income Housing Credits. This payment will be made in installments after receipt of each installment of the capital contributions made by SERIES 4.

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to SERIES 4 ("WNC") and the Local General Partner ("LGP") of the Local Limited Partnership for each year of operations. Generally, to the extent that the specific dollar amounts which are to be paid to WNC are not paid annually, they will accrue and be paid from sale or refinancing proceeds as an obligation of the Local Limited Partnership.

(4) Subject to certain special allocations, reflects the respective percentage interests in profits, losses and Low Income Housing Credits of SERIES 4 and the Local General Partner.

(5) Reflects the percentage interests of SERIES 4 and the Local General Partner in any net cash proceeds from sale or refinancing of the Apartment Complex, after payment of the mortgage loan and other Local Limited Partnership obligations (see, e.g., note 3), and the following, in the order set forth: the capital contributions of SERIES 4; and the capital contribution of the Local General Partner.

(6)  SERIES  4  will  make  its  capital  contributions  to  the  Local  Limited
Partnership in stages, with each contribution due when certain conditions regarding construction or operations of the Apartment Complex have been fulfilled.

                  Item 7.  Financial Statements and Exhibits

         a.       Financial Statements of Businesses Acquired.

                  Inapplicable

         b.       Proforma Financial Information

                  Proforma Balance Sheet, March 31, 1997
                  Proforma Statement of Operations for the Three Months Ended March 31, 1997
                  Notes to Proforma Financial Statements

         c.       Exhibits

                  10.1 Amended and Restated Agreement of Limited Partnership of D. Hilltop Apartments, Ltd.(previously filed)


                 WNC HOUSING TAX CREDIT FUND V, L.P., Series 4
                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)
                             PROFORMA BALANCE SHEET
                                 March 31, 1997


                                     ASSETS

                                            Historical           Proforma          Proforma
                                            Balance           Adjustments           Balance

Cash and cash equivalents                   $2,643,984         $1,054,483
                                                                  (80,510)       $3,617,957
Cash in escrow                                 924,502                  0           924,502
Subscriptions receivable                       477,000                  0           477,000
Loans receivable                                26,155            (26,155)                0
Investment in limited partnerships          13,577,035            864,084
                                                                   80,510        14,521,629
Other assets                                     6,670                  0             6,670
                                             ---------       ------------      ------------
                                           $17,655,346         $1,892,412       $19,547,758
                                           ===========       ============      ============


                                             LIABILITIES AND PARTNERS' EQUITY
LIABILITIES:

Payable to limited partnerships             $6,512,791          $864,084
                                                                 (26,155)        $7,350,720
Accrued fees and expenses due to general
partner and affiliates                         127,705                 0            127,705
                                              ---------          --------         ---------
                                             6,640,496           837,929          7,478,425
                                              ---------         ---------         ---------


Partners' equity (deficit):
  General partner                              (17,636)           (1,564)          (19,200)
  Limited partners                          11,032,486         1,056,047        12,088,533
                                            ------------       ----------      -----------
    Total partners' equity                  11,014,850         1,054,483        12,069,333
                                            ------------       ----------      -----------

                                           $17,655,346        $1,892,412       $19,547,758
                                           =============       ===========      ==========



                                   -Unaudited-
             See Accompanying Notes to Proforma Financial Statements
                                      FS-1

                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4
                       (A California Limited Partnership)

                        PROFORMA STATEMENT OF OPERATIONS

                 For the Three Month Period Ended March 31, 1997




                                Historical         Proforma           Proforma
                                   Balance      Adjustments            Balance

Interest income                    $25,841                             $25,841
                                  --------                              ------

Operating expense:
Amortization                         3,682                               3,682
Asset management fees                5,785                               5,785
Other                                  292                                 292
                                     -----                                ----

Total operating expense              9,759                               9,759
                                     -----                               -----

Income from operations              16,082                              16,082

Equity in income (loss)
 of limited partnerships              (949)           1,600                651
                                      ----           -------             -----

Net loss                          $ 15,133           $1,600            $16,733
                                   =======            =======          =======



                                   -Unaudited-
             See Accompanying Notes to Proforma Financial Statements

                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4
                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)
                     NOTES TO PROFORMA FINANCIAL STATEMENTS


NOTE 1 - GENERAL

The information contained in the following notes to the proforma financial statements is condensed from that which appears in the financial statements. Accordingly, these proforma financial statements should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund V, L.P., Series 4 financial statements dated March 31, 1997. WNC Housing Tax Credit Fund V, L.P., Series 4 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of March 31, 1997, the Partnership was admitted as majority limited partner in seven limited partnerships: Ashford Place, L.P., Blessed Rock, Crescent City, Lamar Plaza, Mesa Verde, Ogallalla Apartments I, L.P. and Woodland Townhomes, L.P.. Subsequent to March 31, 1997, the Partnership has acquired a limited partnership interest in one additional limited partnership, Hilltop and is negotiating to acquire limited partnership interests in two other partnerships. The investments commit the Partnership to capital contributions as follows:

                  Belen Vista                          $422,803
                  Hilltop                               120,814
                  Mountain Vista                        320,467
                                                        -------
                                                       $864,084


In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnerships discussed above were acquired at the end of the period presented. The first adjustment to cash and the adjustment to partners' equity of $1,054,483 reflects the net proceeds from April 1 to April 14, 1997 from issuance of 1,236 units of limited partners' capital ($1,220,890 less notes receivable of $10,000, and commissions and offering costs of $156,407.)

                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4
                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)
                     NOTES TO PROFORMA FINANCIAL STATEMENTS


The adjustment to investment in limited partnerships and notes payable to limited partnerships of $864,084 reflects the Partnership's acquisition of the three limited partnership interests as if the Partnership's date of acquisition was March 31, 1997. The second adjustment to investment in limited partnerships and the second adjustment to cash of $80,510 reflects the acquisition fee for the acquisition of the identified limited partnerships. The adjustment to loan receivable and payable of $(26,155) reflects the application of loan receivable from Hilltop to its payable upon acquisition.

Belen Vista and Mountain Vista apartment complexes were under construction or rehabilitation during the period presented and had no operations which should be reported. Hilltop had operations during the period presented and a proforma income adjustment of $1,600 has been recorded to equity in income (loss) of limited partnerships in the Proforma Statement of Operations to reflect these operations. The Partnership uses the equity method of accounting to account for its investments in these local limited partnerships.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4

Date:  June 27, 1997              By:     WNC &  Associates, Inc.,
                                          General Partner

                                          By:      /s/ JOHN B. LESTER, JR.
                                                    John B. Lester, Jr.,
                                                    President






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